Registration Statement File No.2-40357

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-1A

                          ----------------------------

                          Post-Effective Amendment No.7

                                       TO

                                    FORM S-5


                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                          ----------------------------

                            THE EVERGREEN FUND, INC.
               (Exact name of Registrant as specified in Charter)

                          ----------------------------

                              600 Mamaroneck Avenue
                            Harrison, New York 10528
                     (Address of Principal Executive Office)

                          ----------------------------

                                STEPHEN A. LIEBER
                              600 Mamaroneck Avenue
                            Harrison, New York 10528
                     (Name and Address of Agent for Service)

                          ----------------------------
                                   Copies to:

                            Gerald M. Freedman, Esg.
                       TRUBIN, SILLCOCKS, EDELMAN & KNAPP
                                 375 Park Avenue
                            New York, New York 10022

                          ----------------------------

CALCULATION OF REGISTRATION FEE

                    Proposed       Proposed
                    Maximum        Maximum                         Amount of
Title of securities Amount Being   Offering Price  Aggregate       Registration
 Being Registered   Registered     Per Unit        Offering Price  Fee

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Common Stock        Indefinite *     Not            Not           $500
                    Number*          Applicable     Applicable
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     *In  addition  to the  number of shares of Common  Stock of the  Registrant presently registered under the Securities Act of 1933, an indefinite number of such shares of Common Stock is being registered by this Post-Effective Amendment
pursuant   to  Rule   24f-2   under  the   Investment   Company   Act  of  1940.
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